UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):                                                                                                           May 18, 2016

Canyon Gold Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4730 South Fort Apache Road, Suite 300, Las Vegas, Nevada 89147
 (Address of principal executive offices)

Registrant's telephone number, including area code: (800) 520-9485

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms "Company", "Canyon Gold,"  "we," "us," "our" and similar terminology reference to Canyon Gold Corp.

Item 5.02   Departure of Directors or Certain Officers: Election of Directors: Appointment of        Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2016 at a meeting of the Canyon Gold Board of Directors, Frank Thorwald resigned his position as a director, effective immediately. Mr. Thorwald has served as a director since November 23, 2015. At the time of his resignation, there were no disagreements between Mr. Thorwald and Canyon Gold on any matter relating to the Company's operations, policies or practices. Also at the May 20 meeting, Mr. Thorwald was appointed to the Company's Advisory Board.

Also on May 20, 2016, the Board of Directors appointed Charles Cortland Hooper as a director and a member of the Company's Advisory Board, effective immediately. Mr. Hooper has a background in Mineral Exploration and Mining and currently is the owner of Old Town Financial in La Jolla, California, a designer, financier and developer of commercial buildings and other real estate projects. Previously, he was a missile guidance engineer designing and building missile guidance systems for the U.S. Army. Mr. Hooper also served as an officer in the U.S. Navy during the Viet Nam war. He is a graduate systems engineer from the University of California at Los Angeles and holds a Master of Science Degree in Management.

Item 5.03                  Amendment to Articles of Incorporation.

We have taken the initial steps to change our corporate name to Defense Technologies International Corp. The Company has received the written consent approving the name change from stockholders holding approximately 91% of our issued and outstanding shares of common stock and filed an amendment with the State of Delaware on May 18, 2016 to effect the name change. We are in the process of filing with FINRA for the new name that will be reflected on the OTCQB when approved.

Item 9.01                  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.                          Description

99.1                  Press Release

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any "safe harbor under this Act does not apply to a "penny stock" issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canyon Gold Corp.

Date:  May 24, 2016                                                                            By:     S/ Merrill W. Moses
Merrill W. Moses, President